1 Empatic™ Phase 2b Trial Summary Empatic™ Phase 2b Trial Summary Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
Orexigen cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements.  Words such as "believes," "anticipates," "plans," "expects," "indicates," "will," "intends," "potential," "suggests,"
"assuming," "designed" and similar expressions are intended to identify forward-looking statements.  These statements are based on the Company's current beliefs and expectations. These forward-looking statements include statements regarding the efficacy and safety of Empatic™ and Contrave
®
, the potential for, and timing of, proceeding to Phase 3 clinical trials for Empatic or filing an NDA for Contrave, the commercial and therapeutic potential of Empatic and Contrave, and the potential to obtain regulatory approval for, and effectively treat obesity with, either product candidate.  The inclusion of forward-looking statements should not be regarded as a representation by Orexigen that any of its plans will be achieved.  Actual results may differ from those set forth in this release due to the risk and uncertainties inherent in the Orexigen business, including, without limitation: additional analyses of data from the
Empatic Phase 2B trial or Contrave Phase 3 trials and any other clinical trials of Empatic or Contrave may produce negative or inconclusive results, or may be inconsistent with previously announced results or previously conducted clinical trials; the FDA may not agree with the Company’s interpretation of efficacy and safety results; earlier clinical trials may not be predictive of future results;
Empatic or Contrave may not receive regulatory approval on a timely basis or at all, and the FDA may require Orexigen to complete additional clinical, non-clinical or other requirements prior to the submission or the approval of NDAs for either product candidate; the potential for adverse safety findings relating to Empatic or Contrave to delay or prevent regulatory approval or commercialization, or result in product liability claims, including serious adverse events that are not characterized by clinical investigators as possibly related to Empatic or Contrave and adverse events associated with the individual components of these product candidates; the third parties on whom Orexigen relies to assist with the development programs for Empatic or Contrave, including clinical investigators, contract laboratories, clinical research organizations and manufacturing organizations, may not successfully carry out their contractual duties or obligations or meet expected deadlines, and the quality or accuracy of the data or materials generated by such third parties may be of insufficient quality to include in the Company’s regulatory submissions; the ability of Orexigen and its licensors to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of its product candidates; and other risks described in the Company's filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.  All forward-looking statements are qualified in their entirety by this cautionary statement.  This caution is made under the safe harbor provisions of Section 21E of the Private Securities
Litigation Reform Act of 1995.  Information included herein is based on the Company’s review and evaluation of the clinical data.  All conclusions and determinations contained herein are subject to the Company’s further analysis of the clinical data.  The ultimate determination of the safety and efficacy of Contrave and Empatic will be made by the FDA and other relevant regulatory authorities.

Empatic Phase 2b Designed to Demonstrate
Superiority of Empatic over its Constituents
Empatic Phase 2b Designed to Demonstrate
Superiority of Empatic over its Constituents
Objective:
Demonstrate greater weight loss with
Empatic over:
individual constituents
placebo
Sample Size:
729 Randomized subjects; 20 sites
Duration:
24 Weeks
(8 week titration)
Study Population:
BMI of 30 - 45 with uncomplicated obesity
BMI of 27 – 45 with co-morbidities
Zonisamide
SR mg/day
Bupropion
SR mg/day
Placebo Placebo Placebo
Bupropion 360 Placebo 360
Zonisamide 120 120 Placebo
Zonisamide 360 360 Placebo
Empatic120 120 360
Empatic360 360 360

Placebo
Bupropion
360
Zonisamide
120
Zonisamide
360
Empatic120 Empatic360
All Randomized
89 90 91 182 93 184
Safety
Population
89 89 91 182 93 182
Intent to Treat
Population
75 81 77 158 81 164
Completer
Population
53
(60%)
59
(66%)
53
(58%)
95
(52%)
54
(58%)
109
(60%)
Subject Disposition and Analysis Populations
Subject Disposition and Analysis Populations
Safety Population: All randomized subjects who received at least one dose of study drug or placebo
Intent to Treat Population: All randomized subjects who were treated and had at least one post-baseline measurement while on study drug
Completers Population: All randomized subjects who received all 24 weeks of study treatment

Placebo
(N=75)
Bupropion
360
(N=81)
Zonisamide
120
(N=77)
Zonisamide
360
(N=158)
Empatic120
(N=81)
Empatic360
(N=164)
Age (y)
44.2 41.1 45.0 43.9 43.9 44.4
Sex (% Female)
93.3% 88.9% 89.6% 84.8% 81.5% 84.8%
Race (% White)
78.7% 67.9% 75.3% 73.4% 81.5% 77.4%
Weight (kg)
99.0 100.5 101.6 99.3 100.0 99.4
BMI (kg/m²)
36.4 36.7 37.0 36.0 36.6 36.2
Subject Demographics
Subject Demographics
Note: Data based on Intent to Treat Population

% change in body weight
Placebo
B360
Z120
Empatic120
0%
-1%
-2%
-3%
-4%
-5%
-6%
-7%
-8%
-1.4%
-2.3%
-3.2%
-6.1%

Placebo
B360
Z360
Empatic360
0%
-1%
-2%
-3%
-4%
-5%
-6%
-7%
-8%
-1.4%
-2.3%
-5.3%
-7.5%

Empatic is More Effective than its Individual Components
Empatic is More Effective than its Individual Components
P<0.001
P<0.001
P<0.001
n=75
n=164 n=158 n=81
n=75 n=81 n=77
n=81
P<0.001
P<0.001
P<0.001
Empatic120
Mean % Weight Loss (ITT-LOCF)
Empatic360
Mean % Weight Loss (ITT-LOCF)

% of subjects
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
35% benchmark
14.7%
46.9%
60.4%
n=75
Placebo
n=81
Empatic120
n=164
Empatic360

% weight loss
0%
-1%
-2%
-3%
-4%
-5%
-6%
-7%
-8%
-9%
Placebo
n=75
Empatic120
n=81
Empatic360
n=164
-1.4%
-6.1%
-7.5%

Empatic Demonstrates Meaningful Weight Loss After
24 Weeks of Therapy
Empatic Demonstrates Meaningful Weight Loss After
24 Weeks of Therapy
5% Responders (ITT-LOCF)
Note: All differences between Empatic and placebo highly statistically significant
Mean % Weight Loss (ITT-LOCF)

0%
-2%
-4%
-6%
-8%
-10%
-12%
0
4
8
12
16
20
24
Study Week
-1.7%
-7.6%
-9.9%
Placebo
Empatic120
Empatic360

Empatic Demonstrates Early and Progressive Weight Loss
Empatic Demonstrates Early and Progressive Weight Loss
At 24 weeks, Empatic
demonstrates:
Clinically meaningful
weight loss
No evidence of
plateau
Both Empatic doses
appear efficacious and
could provide dosing
flexibility
Note : All differences between Empatic and placebo highly statistically significant at all time points
Observed Case Analysis

100%
80%
60%
40%
20%
0%
% of subjects
18.9%
59.3%
82.6%
5.7%
35.2%
47.7%
1.9%
14.8%
20.2%
≥
≥
≥

9

Empatic Demonstrates Substantial Categorical Weight
Loss After 24 Weeks of Therapy
Empatic Demonstrates Substantial Categorical Weight
Loss After 24 Weeks of Therapy
Note: All differences between Empatic and placebo statistically significant
Placebo (n=53)
Empatic120 (n=54)
5%
10%
15%
Weight loss category
Empatic360 (n=109)
Completer Analysis

Empatic Weight Loss is Associated with Improvements
in Markers of Cardiometabolic Risk
Empatic Weight Loss is Associated with Improvements
in Markers of Cardiometabolic Risk
Cardiometabolic
Cardiometabolic
Risk Factors
Risk Factors
Improvements observed in
(1)
Waist Circumference
Fasting Triglycerides
Fasting Insulin
HOMA-IR
High Sensitivity C-Reactive Protein
Systolic and Diastolic Blood Pressure
(1)
P-value < 0.05 for comparisons between placebo and at least one Empatic dose

Empatic Appears Generally Well Tolerated
Empatic Appears Generally Well Tolerated
Placebo
(N=89)
Empatic120 Empatic120
(N=93) (N=93)
Empatic360 Empatic360
(N=182) (N=182)
Headache 3.4% 12.9% 14.8%
Insomnia 4.5% 15.1% 12.1%
Nausea 5.6% 7.5% 12.1%
Constipation 0% 6.5% 12.1%
Dry Mouth 1.1% 7.5% 10.4%
Nasopharyngitis 5.6% 6.5% 8.2%
Upper Respiratory Tract infection 5.6% 5.4% 7.7%
Fatigue 1.1% 4.3% 7.1%
Diarrhea 3.4% 5.4% 4.4%
Irritability 1.1% 2.2% 7.1%
Note: Data from Safety Population. Represents ten most common treatment-emergent adverse events for both Empatic dosage groups

Most Adverse Events did not Lead to Discontinuation
Most Adverse Events did not Lead to Discontinuation
Placebo
(N=89)
Empatic120 Empatic120
(N=93) (N=93)
Empatic360 Empatic360
(N=182) (N=182)
Overall Discontinuation Rate
40% 42% 40%
Discontinuation due to any adverse
event(s)
13.5% 24.7% 23.1%
Insomnia 1.1% 2.2% 1.6%
Headache 0% 2.2% 1.1%
Urticaria (hives) 0% 2.2% 0.5%
Nausea 0% 0% 2.2%
Disturbance in Attention 0% 1.1% 1.1%
Note: Data from Safety Population. Represents five most common treatment-emergent adverse events for both Empatic dosage groups

Safety Experience with Empatic
Safety Experience with Empatic
Adverse events and laboratory findings appeared to be consistent with the individual components of Empatic
No serious adverse events attributed by investigators to study drug
No statistically or clinically significant differences between Empatic and placebo on measures of cognitive function, depression, suicidality or anxiety
Neuropsychiatric Scales Outcome
Depression Scale (PHQ-9)
Similar to placebo
(1)
Anxiety Scale (GAD-7) Similar to placebo
(1)
Mental Status Exam (MMSE) Similar to placebo
(1)
Cognitive Function (Cog State Battery) Similar to placebo
(1)
Columbia Suicide Severity Rating (CSSR) Similar to placebo
(1)
(1)
Differences between Empatic and placebo groups not statistically or clinically significant

Empatic Represents Second Late Stage Obesity
Candidate
Empatic Represents Second Late Stage Obesity
Candidate
Greater weight loss with Empatic as a
combination treatment compared to its individual
components and placebo
Clinically meaningful weight loss and no plateau
observed at 24 weeks
Both Empatic doses appear efficacious and could
provide dosing flexibility
Generally well tolerated
Meet with FDA for end of Phase 2
meeting with the goal of developing
Phase 3 plan for Empatic
Empatic
Empatic
Summary
Summary
Next Steps
Next Steps

Obesity is a complex disease
Associated with numerous comorbidities
Significant unmet need
Orexigen Uniquely Positioned to Meet the Diverse
Needs of the Obesity Market
Orexigen Uniquely Positioned to Meet the Diverse
Needs of the Obesity Market
Gap between behavior and surgery
No new therapies for last 10 years
Physicians eager for new treatment options
Only company with two late stage
obesity product candidates
Complementary portfolio that
addresses the diverse needs of patients
Leadership position in treatment of
obesity
Complex Disease
Complex Disease
Medication Options Needed
Medication Options Needed
Orexigen
Orexigen
Obesity Franchise
Obesity Franchise